QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    October 24, 2002

TULLY'S COFFEE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Washington (State or Other Jurisdiction of Incorporation)	0-26829 (Commission File No.)	91-1557436 (I.R.S. Employer Identification No.)
3100 Airport Way South, Seattle, Washington 98134 (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code:    (206) 233-2070

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9.    Regulation FD

        On October 24, 2002, the Company issued a letter to its shareholders that provided an update on recent business activities for the Company. The letter to shareholders is attached as Exhibit 99.1 and is incorporated by reference herein. See Item 7.

Item 7.    Exhibits

Exhibit	Description
99.1	Shareholder Letter, dated October 24, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TULLY'S COFFEE CORPORATION

Date: October 28, 2002	By:	/s/ KRISTOPHER S. GALVIN
Kristopher S. Galvin Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Shareholder Letter, dated October 24, 2002.

QuickLinks

  Item 9. Regulation FD
  Item 7. Exhibits
SIGNATURE
EXHIBIT INDEX